EXHIBIT 31.2






                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Flexible Solutions International Inc. on form 10-Q for the period ended September 30th 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dan O'Brien, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes -Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ DAN O'BRIEN
Dan O'Brien
CEO, May 13th 2005





                           CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Flexible Solutions International Inc. (the Company) on form 10-Q for the period ended September 30th 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dan O'Brien, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(b) of the Securities Exchange Act of 1934; and 2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


/s/ FRED KUPEL
Fred Kupel
CFO, May 13th 2005